                                                                EXHIBIT 10.18.1


                               AMENDMENT NO. 1 TO
            THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT


         AMENDMENT NO. 1 (the "Amendment"), dated as of October 24, 2001, to the Amended and Restated Receivables Purchase Agreement, dated as of January 2, 2001, among CADMUS RECEIVABLES CORP., as seller, CADMUS COMMUNICATIONS CORPORATION, as master servicer, BLUE RIDGE ASSET FUNDING CORPORATION, as purchaser and WACHOVIA BANK, N.A., as agent (as amended, modified or supplemented from time to time, the "Receivables Purchase Agreement"). Capitalized terms used and not defined herein shall have the same meanings as defined in the Receivables Purchase Agreement.

         WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.        Amendments.

         1.1. Sub-section (a) of the definition of "Funding Termination Date" in Appendix A to the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                           "(a)     October 23, 2002;"

         1.2. Section 1.1 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                           "Upon the terms and subject to the conditions of this Agreement (including, without limitation,
                           Article V), from time to time during the Revolving Period, the Seller may request that the Purchaser purchase from the Seller ownership interests in Pool Receivables and Related Assets, and the Purchaser shall make such purchase (each being a "PURCHASE"); PROVIDED THAT no Purchase shall be made by the Purchaser if, after giving effect thereto, either
                           (a) the Invested Amount would exceed $45,000,000 (as adjusted pursuant to Section 3.2(b)) (the "PURCHASE LIMIT"), or (b) the Asset Interest, expressed as a percentage of Net Pool Balance, would exceed 100%; and provided, further that (i) each Purchase made pursuant to this Section 1.1 shall have a purchase price equal to at least $10,000, (ii) Purchases made pursuant to this Section 1.1 shall occur on Settlement Dates and on up to two (2) additional Business Days in any Settlement Period, and (iii) the number of Purchases pursuant to this Section 1.1 and

                           Aggregate Reductions pursuant to Section 3.2(b) shall not exceed, in the aggregate, three (3) in any Settlement Period (or two (2) in any Settlement Period in which at least one of such Purchases or one of such Aggregate Reductions does not occur on the applicable Settlement Date)."

         1.3. Section 6.1(i) of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "(i) Financial Condition. (x) The consolidated balance sheet of the Master Servicer and its Consolidated Subsidiaries as at June 30, 2001, and the related statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen LLP, independent certified public accountants, copies of which have been furnished to the Agent, fairly present, in conformity with GAAP, the consolidated financial condition of the Master Servicer and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such period stated, and there are no material liabilities or unusual forward obligations that are not set forth therein, (y) the balance sheet of the Seller as at June 30, 2001, certified by the chief financial officer or treasurer of the Seller by means of a Certificate of Financial Officer, copies of which have been furnished to the Agent, fairly presents in all material respects the financial condition, assets and liabilities of the Seller as at such date, all in accordance with GAAP consistently applied, and (z) since June 30, 2001, there has been no material adverse change in the Seller's financial condition, business or operations."

         1.4. Section 6.1(j) of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "(j) Material Adverse Effect: Since June 30, 2001 there has been no event, act, condition, circumstance or occurrence which would have a Material Adverse Effect."

         SECTION 2. Representations and Warranties. Each Seller Party hereby certifies that each of the representations and warranties set forth in
Article VI of the Receivables Purchase Agreement as amended hereby is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

         SECTION 3. Receivables Purchase Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect. All references to the Receivables Purchase Agreement shall be deemed to mean the Receivables Purchase Agreement as modified hereby. This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Receivables

Purchase Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 4.        Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    CADMUS RECEIVABLES CORP.,
                                             as Seller

                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    CADMUS COMMUNICATIONS CORPORATION,
                                             as Master Servicer

                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    BLUE RIDGE ASSET FUNDING CORPORATION,
                                             as Purchaser

                                             By Wachovia Bank, N.A.,
                                             as Attorney-In-Fact

                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    WACHOVIA BANK, N.A.,
                                             as Agent

                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title: